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                                                                      EXHIBIT 10

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
Horace Mann Life Insurance Company

We consent to the use of our report on the financial statements of Horace Mann Life Insurance Company Separate Account, incorporated herein by reference, our report on the financial statements of Horace Mann Life Insurance Company included herein, and to the reference to our firm under the heading "Financial Statements" in the Statement of Additional Information.

Our report dated April 4, 1997, covering the financial statements of Horace Mann Life Insurance Company, contains an explanatory paragraph that states the Company prepared these financial statements using accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

/s/ KPMG Peat Marwick

Chicago, Illinois
April 23, 1997